SHAREHOLDERS' EQUITY (Tables)	6 Months Ended
Jun. 30, 2013
Schedule of Accumulated Other Comprehensive Income (Loss) [Table Text Block]
 Accumulated other comprehensive income:
	June 30, 2013	December 31, 2012
	Unaudited

Accumulated realized and unrealized gain on available-for-sale securities, net	$165	$173
Accumulated foreign currency translation adjustments	(2,030)	(776)
Unrealized gain on derivative instruments, net	17	17

Total other comprehensive (loss)	$(1,848)	$(586)